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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)      August 6, 1998
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                      MAGICWORKS ENTERTAINMENT INCORPORATED
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


         0-27088                                         87-0425513
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 (Commission File Number)                     (IRS Employer Identification No.)


930 WASHINGTON AVENUE, 5TH FLOOR
     MIAMI BEACH, FLORIDA                                   33139
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (305) 532-1566

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          (Former name or former address, if changed since last report)



                                Page 1 of 7 pages
                           Index to Exhibits at page 6


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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

         On August 6, 1998, Magicworks Entertainment Incorporated, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with SFX Entertainment, Inc., a Delaware corporation ("Parent"), and MWE Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Purchaser"), which provides for the acquisition by Parent of all of the outstanding shares (the "Shares") of common stock, par value $.001 per share (the "Common Stock"), of the Company by means of a cash tender offer and a subsequent merger.

         As the first step of this acquisition, Purchaser is making a cash tender offer (the "Tender Offer") for all outstanding Shares of Common Stock at a price of $4.00 per Share, net to the seller in cash (the "Offer Price"). Subject to certain conditions, subsequent to the Tender Offer, Purchaser will be merged (the "Merger") with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent (the "Surviving Corporation"). In the Merger, each Share issued and outstanding immediately prior to the effective time of the Merger (other than Shares owned by the Purchaser, Parent or the Company or by stockholders, if any, who are entitled to and properly exercise appraisal rights under the Delaware General Corporation Law with respect to their Shares) will, by virtue of the Merger and without any action by the holder thereof, be converted into the right to receive from the Surviving Corporation an amount of cash equal to the Offer Price net to the holder thereof, in cash, without interest thereon, upon surrender of the certificate formerly representing such Share. In general, holders of options and/or warrants to purchase Common Stock which have not exercised such options and/or warrants and validly tendered Shares issuable upon such exercise prior to the Expiration Date, will have the right to receive in the Merger an amount of cash equal to the product of (1) the number of Shares subject to such option or warrant and
(2) the difference between the Offer Price and the exercise price.

         The Tender Offer is conditioned upon, among other things, (a) there being validly tendered and not withdrawn prior to the Expiration Date (as defined below) of the Tender Offer such number of Shares that, together with any Shares owned by the Purchaser, Parent or their affiliates, would constitute a majority of all outstanding Shares on a fully diluted basis (the "Minimum Condition") and (b) any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the purchase of Shares pursuant to the Tender Offer having expired or been terminated. For purposes of the Merger Agreement, the term "Expiration Date" means 12:00 Midnight, New York City time, on Thursday, September 10, 1998, unless and until the Purchaser shall have extended the period of time during which the Tender Offer is open, in which event the term "Expiration Date" shall mean the latest time and date at which the Tender Offer, as so extended by the Purchaser, shall expire.

         The Merger Agreement provides that, promptly upon the purchase by the Purchaser of Shares pursuant to the Tender Offer, the Purchaser will be entitled to designate up to such number of directors on the Company's Board of Directors as shall give the Purchaser




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representation on the Company's Board of Directors equal to the product of the total number of directors on the Company's Board of Directors (giving effect to the directors elected pursuant to this sentence) multiplied by the percentage that the aggregate number of Shares beneficially owned by Purchaser or any affiliate of the Purchaser at such time bears to the total number of Shares then outstanding. The Company will be required at such time, to promptly take all actions necessary to cause the Purchaser's designees to be elected as directors of the Company, including increasing the size of the Company's Board of Directors or securing the resignations of incumbent directors or both. The Company is required to use its best efforts to cause persons designated by the Purchaser to constitute the same percentages as persons designated by the Purchaser shall constitute of the Company's Board of Directors of (a) each committee of the Company's Board of Directors (some of whom my be required to be independent as required by applicable law or the rules of the American Stock Exchange), (b) each board of directors of each subsidiary of the Company and (c) each committee or each such board, in each case only to the extent permitted by applicable law. Notwithstanding the foregoing, until the effective time of the Merger, the Company's Board of Directors shall have at least one director who is a director as of the date of the Merger Agreement and who is a not a designee of or officer, director, employee or affiliate of Parent or the Purchaser or officer or employee of the Company (an "Independent Director"), provided that if the number of Independent Directors shall be reduced below one for any reason, the Board of Directors shall designate a person to fill such vacancy who is not a designee or officer, director, employee or affiliate of Parent, the Purchaser or the Company.

         In connection with the Merger Agreement, the Company and each of the principal stockholders of the Company (the "Principal Stockholders"), has entered into a Stockholder Agreement, dated August 6, 1998, with Purchaser and Parent (collectively, the "Stockholders' Agreements" and individually a "Stockholder Agreement") pursuant to which each of the Principal Stockholders has agreed, among other things, (a) to tender all of its Shares into the Tender Offer and not to withdraw such Shares as long as the Stockholder Agreement remains in effect and (b) so long as the Stockholder Agreement remains in effect, at any meeting of stockholders of the Company called to vote upon the Merger (or in connection with any action by written consent relating to the Merger), to vote all Shares held by it in favor of the Merger. At the close of business on August 11, 1998, the Principal Stockholders owned 19,171,800 Shares, representing approximately 73.8% of the outstanding Shares (approximately 63.0% of the outstanding Shares on a fully diluted basis). Accordingly, it is expected that the Minimum Condition will be satisfied and any required stockholder approval will be obtained.

         Copies of the Merger Agreement and the Stockholders' Agreements are exhibits hereto and are incorporated herein by reference in their entirety. A copy of Parent's and Purchaser's Offer to Purchase, dated August 13, 1998, is also attached as an exhibit hereto and is incorporated herein by reference in its entirety. Additionally, information concerning "Security Ownership of Certain Beneficial Owners and Management" is included in the Company's Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder, which Information Statement is included as Annex B to the Company's Solicitation/Recommendation Statement on Schedule 14D-9, which statement was filed with the


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Securities Exchange Commission on August 13, 1998 and is incorporated by reference in its entirety herein.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (C) EXHIBITS

                  10.1 Agreement and Plan of Merger, dated as of August 6, 1998, by and among Parent, Purchaser and the Company.

                  10.2  Offer to Purchase dated August 13, 1998.

                  10.3 Stockholder Agreement, dated August 6, 1998, among the Purchaser, Parent and Krassner Family Investments Limited Partnership.

                  10.4 Stockholder Agreement dated August 6, 1998, among the Purchaser, Parent and Joe Marsh.

                  10.5 Stockholder Agreement dated August 6, 1998, among the Purchaser, Parent and Lee Marshall.

                  10.6 Stockholder Agreement dated August 6, 1998, among the Purchaser, Parent and Glenn Bechdel.

                  10.7 Stockholder Agreement dated August 6, 1998, among the Purchaser, Parent and John W. Ballard.

                  10.8  Text of Press Release dated August 7, 1998.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 MAGICWORKS ENTERTAINMENT
                                                 INCORPORATED


Dated: August 20, 1998                           By: /s/ Brad L. Krassner
                                                    ----------------------------
                                                    Brad L. Krassner
                                                    Co-Chairman of the Board and
                                                    Chief Executive Officer










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                                INDEX TO EXHIBITS


                                                                                                       SEQUENTIAL
     EXHIBIT                                         DESCRIPTION                                       PAGE NUMBER
-------------------     ----------------------------------------------------------------------       ---------------


      10.1               Agreement and Plan of Merger, dated as of August 6,                               (1)
                         1998, by and among SFX Entertainment, Inc. ("Parent"), MWE
                         Acquisition Corp. ("Purchaser") and Magicworks Entertainment
                         Incorporated.

      10.2               Offer to Purchase dated August 13, 1998                                           (2)

      10.3               Stockholder Agreement, dated August 6, 1998, among the                            (3)
                         Purchaser, Parent and Krassner Family Investments Limited
                         Partnership.


      10.4               Stockholder Agreement dated August 6, 1998, among the                             (4)
                         Purchaser, Parent and Joe Marsh.

      10.5               Stockholder Agreement dated August 6, 1998, among the                             (5)
                         Purchaser, Parent and Lee Marshall.

      10.6               Stockholder Agreement dated August 6, 1998, among the                             (6)
                         Purchaser, Parent and Glenn Bechdel.

      10.7               Stockholder Agreement dated August 6, 1998, among the                             (7)
                         Purchaser, Parent and John W. Ballard.

      10.8               Text of Press Release dated August 7, 1998.                                       (8)



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(1)   Incorporated by reference to Exhibit (c)(1) to Parent's and Purchaser's
      Tender Offer Statement on Schedule 14D-1 dated August 13, 1998 (the "Schedule 14D-1"), which Schedule 14D-1 was filed with the Securities and Exchange Commission on August 13, 1998.
(2)   Incorporated by reference to Exhibit (a)(1) of the Schedule 14D-1.
(3)   Incorporated by reference to Exhibit (c)(2) to the Schedule 14D-1.
(4)   Incorporated by reference to Exhibit (c)(3) to the Schedule 14D-1.






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(5)   Incorporated by reference to Exhibit (c)(4) to the Schedule 14D-1.
(6)   Incorporated by reference to Exhibit (c)(5) to the Schedule 14D-1.
(7)   Incorporated by reference to Exhibit (c)(6) to the Schedule 14D-1.
(8)   Incorporated by reference to Exhibit (a)(3) to the Schedule 14D-1.


















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